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                                                                      Exhibit 99


April 26, 2001

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

Gentlemen:

We have read Item 4 included in the attached Form 8-K dated April 26, 2001 of NCO Portfolio Management Inc. and are in agreement with the statements contained therein.

Very truly yours,



Reznick Fedder & Silverman



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